UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2009

CRC CRYSTAL RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-52472	86-0728263
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4952 East Encanto Street, Mesa, Arizona 85205

(Address of principal executive offices)(Zip Code)

(480) 452-3301

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 7, 2009, the Company closed a  merger agreement with Arizona Quartz Tech, Inc., a Arizona corporation.  The terms of the Merger consist of the  shareholders of Arizona Quartz Tech, Inc. exchanging the total amount of 100,000 common shares issued and outstanding of Arizona Quartz Tech, Inc. to CRC Crystal Research Corporation in exchange for the Company issuing 1,000,000 common shares of restricted stock to the Arizona Quartz Tech, Inc, shareholders.  The Merger shall qualify as a tax free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and the parties intend their Agreement to qualify as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a), and the Merger shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where the CRC Crystal Research Corporation security holders reside.

All issued and outstanding common shares of Arizona Quartz Tech, Inc. were acquired from the principals of Arizona Quartz Tech, Inc. who are also the principal shareholders of the Company.  None of the principals of Arizona Quartz Tech, Inc. are affiliates of any of the principals of CRC Crystal Research Corporation.

Arizona Quartz Tech  offers products and services for the semiconductor sector such as quartz wafer processing chambers, tubing and other components for the chip fabrication process.  The company build new parts or restores all parts to the manufacturer’s original specifications, The company was founded by the current owners, Daniel J. Gura and Doug Hermanson.

ITEM 8.01  OTHER EVENTS

On August 12, 2009, the Company announced that it has acquired Arizona Quartz Tech, Inc. from Phoenix, Arizona. The acquisition is part of CRC’s expansion into the semiconductor market and establishing a gateway for many of its patented technologies for that market.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
The Financial Statements of the business acquired will be filed as an amendment to this Form 8-k within seventy-one days from the date hereof.

(b)	Pro Forma Financial Information
The Pro-Forma Financial Statements of the business acquired will be filed as an amendment to this Form 8-k within seventy-one days from the date hereof.

(d)	Exhibits.

	Exhibit #	Description
	10.1	Agreement and Plan of Merger
	99.1	Press Release, dated August 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRC CRYSTAL RESEARCH CORPORATION

Dated: August 12, 2009	By:	/s/ Kiril A. Pandelisev
Dr. Kiril A. Pandelisev
Title: Chief Executive Officer